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                                                                   EXHIBIT 10.54
                                   AGREEMENT

     This Agreement, made this 24th day of February, 1997 is entered into by Omnipoint Corporation, a Delaware corporation (the "Company") and Kjell S. Andersson, an individual (the "Employee").

     WHEREAS, the Company and the Employee entered into that certain Employment Agreement, dated November 3, 1996; and

     WHEREAS, the parties now wish to modify certain terms and provisions of the Employment Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties hereto, and other good and valuable consideration, the parties agree as follows:

     1.   The Effective Date of the Employment Agreement is February 24, 1997.

     2. Paragraph 3.2 of the Employment Agreement is amended by deleting "$1,560,000" and inserting in its place "$1,087,500", and by deleting "$2,147,388.50" and inserting in its place "$1,496,977.56."

     3. Any term used in this Agreement which has initial capital letters and which is not defined herein shall have the meaning attributed to it in the Employment Agreement.

     4. Except as otherwise provided herein, the Employment Agreement shall remain unchanged and the parties hereto hereby confirm and agree to be bound by all the terms and provisions of the Employment Agreement as amended hereby.

     5. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto.

     WITNESS the execution under seal as of the day and date above written.

                                    OMNIPOINT CORPORATION

                                    By:/s/ Art Pumo
                                       ------------
                                    Title:  Vice President, Human Resources

                                    EMPLOYEE

                                    /s/ Kjell S. Andersson
                                    ----------------------
                                    Kjell S. Andersson